FCPT Announces Third Quarter 2023 Financial and Operating Results MILL VALLEY, CA – November 1, 2023 / Business Wire – Four Corners Property Trust, Inc. (“FCPT” or the “Company”, NYSE: FCPT) today announced financial results for the three months and nine months ended September 30, 2023. Management Comments “Through the first three quarters, FCPT has achieved a record acquisition growth year, up 13% over 2022 total volume, funded through accretive capital raised earlier in the year. Additionally, our portfolio continued to perform well with high rent collections and occupancy,” said CEO Bill Lenehan. “We believe that we are well-positioned in a higher rate environment and expect to be ready to take advantage of opportunities as they arise.” Rent Collection Update As of September 30, 2023, the Company has received rent payments representing 99.9% of its portfolio contractual base rent for the quarter ending September 30, 2023. Financial Results Rental Revenue and Net Income Attributable to Common Shareholders • Rental revenue for the third quarter increased 17.3% over the prior year to $57.2 million. Rental revenue consisted of $56.1 million in cash rents and $1.2 million of straight-line and other non-cash rent adjustments. • Net income attributable to common shareholders was $24.2 million for the third quarter, or $0.27 per diluted share. These results compare to net income attributable to common shareholders of $24.5 million for the same quarter in the prior year, or $0.30 per diluted share. • Net income attributable to common shareholders was $70.9 million for the nine months ended September 30, 2023, or $0.80 per diluted share. These results compare to net income attributed to common shareholders of $74.9 million for the same nine-month period in 2022, or $0.92 per diluted share. Funds from Operations (FFO) • NAREIT-defined FFO per diluted share for the third quarter was $0.41, representing a $0.01 increase compared to the same quarter in 2022. • NAREIT-defined FFO per diluted share for the nine months ended September 30, 2023 was $1.20, representing flat results compared to the same nine-month period in 2022. Adjusted Funds from Operations (AFFO) • AFFO per diluted share for the third quarter was $0.42, representing a $0.01 per share increase compared to the same quarter in 2022. • AFFO per diluted share for the nine months ended September 30, 2023 was $1.24, representing a $0.01 per share increase compared to the same nine-month period in 2022.

General and Administrative (G&A) Expense • G&A expense for the third quarter was $5.5 million, which included $1.5 million of stock-based compensation. These results compare to G&A expense in the third quarter of 2022 of $4.9 million, including $1.2 million of stock-based compensation. • Cash G&A expense (after excluding stock-based compensation) for the third quarter was $4.0 million, representing 7.2% of cash rental income for the quarter. Dividends • FCPT declared a dividend of $0.34 per common share for the third quarter of 2023. Real Estate Portfolio • As of September 30, 2023, the Company’s rental portfolio consisted of 1,106 properties located in 47 states. The properties are 99.8% occupied (measured by square feet) under long-term, net leases with a weighted average remaining lease term of approximately 8.0 years. Acquisitions • During the third quarter, FCPT acquired 31 properties for a combined purchase price of $130.2 million at an initial weighted average cash yield of 6.4%, on rents in place as of September 30, 2023 and a weighted average remaining lease term of 12.1 years. Dispositions • During the third quarter, FCPT sold two properties for sales price of $11.2 million representing $0.3 million of gain and a cash yield of 6.7% on rents that were previously in place and exclusive of transaction costs. Liquidity and Capital Markets Capital Raising • During the third quarter, the Company did not utilize its at-the-market (ATM) program. • As announced on June 5, 2023, FCPT entered into agreements to issue $100 million of senior unsecured notes (the “Notes”) with a ten-year term and priced at a fixed interest rate of 6.44%. In connection with the offering of the Notes, the Company terminated interest rate swaps entered into previously to hedge the interest rate of this offering. This resulted in a gain of $8.1 million for the Company and a 5.39% yield to maturity including the gain. The gain will be amortized straight line over the life of the Notes and effectively makes the Note’s all-in interest rate, after amortizing the gain, 5.63%. The Notes funded on July 12, 2023. Liquidity • At September 30, 2023, FCPT had approximately $237 million of available liquidity including $6 million of cash and cash equivalents, $11 million of restricted cash from 1031 sales and $220 million of undrawn revolving credit facility capacity. Credit Facility and Unsecured Notes • At September 30, 2023, FCPT had $1,135 million of outstanding debt, consisting of $430 million of term loans and $675 million of unsecured fixed rate notes and $30 million of outstanding revolver balance. FCPT’s leverage, as measured by the ratio of net debt to adjusted EBITDAre, is 5.6x at quarter-end.

Conference Call Information Company management will host a conference call and audio webcast on Thursday, November 2 at 11:00 a.m. Eastern Time to discuss the results. Interested parties can listen to the call via the following: Phone: 1 833 470 1428 (domestic) or 1 404 975 4839 (international), Call Access Code: 334967 Live webcast: https://events.q4inc.com/attendee/459557056 In order to pre-register for the call, investors can visit https://www.netroadshow.com/events/login?show=2d8ebe4f&confId=56347 Replay: Available through January 31, 2023 by dialing 1 866 813 9403 (domestic) or 1 929 458 6194 (international), Replay Access Code 231950 About FCPT FCPT, headquartered in Mill Valley, CA, is a real estate investment trust primarily engaged in the ownership, acquisition and leasing of restaurant and retail properties. The Company seeks to grow its portfolio by acquiring additional real estate to lease, on a net basis, for use in the restaurant and retail industries. Additional information about FCPT can be found on the website at fcpt.com. Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws. Forward- looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, announced transactions, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics on the business operations of the Company and the Company’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission.

Notice Regarding Non-GAAP Financial Measures: In addition to U.S. GAAP financial measures, this press release and the referenced supplemental financial and operating report contain and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website. Supplemental Materials and Website: Supplemental materials on the Third Quarter 2023 operating results and other information on the Company are available on the investors relations section of FCPT’s website at investors.fcpt.com. FCPT Bill Lenehan, 415-965-8031 CEO Gerry Morgan, 415-965-8032 CFO

Four Corners Property Trust Consolidated Statements of Income (Unaudited) (In thousands, except share and per share data) 2023 2022 2023 2022 Revenues: Rental revenue 57,243$ 48,719$ 162,267$ 143,526$ Restaurant revenue 7,596 7,289 23,196 22,304 Total revenues 64,839 56,008 185,463 165,830 Operating expenses: General and administrative 5,498 4,917 17,153 14,884 Depreciation and amortization 13,418 10,588 37,411 30,420 Property expenses 2,916 1,999 8,742 5,835 Restaurant expenses 7,229 6,790 21,721 20,725 Total operating expenses 29,061 24,294 85,027 71,864 Interest expense (12,276) (9,177) (32,245) (26,583) Other income, net 283 164 809 250 Realized gain on sale, net 318 1,828 2,053 7,584 Income tax expense 89 23 (50) (209) Net income 24,192 24,552 71,003 75,008 Net income attributable to noncontrolling interest (31) (34) (92) (105) Net Income Attributable to Common Shareholders 24,161$ 24,518$ 70,911$ 74,903$ Basic net income per share 0.27$ 0.30$ 0.81$ 0.93$ Diluted net income per share 0.27$ 0.30$ 0.80$ 0.92$ Regular dividends declared per share 0.3400$ 0.3325$ 1.0200$ 0.9975$ Weighted-average shares outstanding: Basic 90,366,861 81,884,974 87,872,205 80,797,829 Diluted 90,595,872 82,119,447 88,105,134 81,011,737 Nine Months Ended September 30,Three Months Ended September 30,

Four Corners Property Trust Consolidated Balance Sheets (In thousands, except share data) September 30, 2023 (Unaudited) December 31, 2022 Real estate investments: Land 1,235,943$ 1,115,827$ Buildings, equipment and improvements 1,700,513 1,539,875 Total real estate investments 2,936,456 2,655,702 Less: Accumulated depreciation (730,014) (706,702) Total real estate investments, net 2,206,442 1,949,000 Intangible lease assets, net 122,132 106,206 Total real estate investments and intangible lease assets, net 2,328,574 2,055,206 Real estate held for sale 3,150 7,522 Cash and cash equivalents 5,675 26,296 Straight-line rent adjustment 63,844 61,027 Derivative assets 31,292 35,276 Deferred tax assets 1,221 988 Other assets 22,138 12,272 Total Assets 2,455,894$ 2,198,587$ Liabilities: Term loan and revolving credit facility ($460,000 and $430,000 of principal, respectively) 455,342$ 424,134$ Senior unsecured notes 670,756 571,343 Dividends payable 30,724 29,064 Rent received in advance 13,204 11,710 Derivative liabilities - 9 Other liabilities 32,224 24,017 Total liabilities 1,202,250 1,060,277 Equity: Preferred stock, $0.0001 par value per share, 25,000,000 shares authorized, zero shares issued and outstanding - - Common stock, $0.0001 par value per share, 500,000,000 shares authorized, 90,565,195 and 85,637,293 shares issued and outstanding, respectively 9 9 Additional paid-in capital 1,235,247 1,104,522 Accumulated other comprehensive income 35,314 30,944 Noncontrolling interest 2,239 2,259 Retained earnings (deficit) (19,165) 576 Total equity 1,253,644 1,138,310 Total Liabilities and Equity 2,455,894$ 2,198,587$ ASSETS LIABILITIES AND EQUITY

Four Corners Property Trust FFO and AFFO (Unaudited) (In thousands, except share and per share data) 2023 2022 2023 2022 Funds from operations (FFO): Net income 24,192$ 24,552$ 71,003$ 75,008$ Depreciation and amortization 13,382 10,558 37,308 30,322 Realized gain on sales of real estate (318) (1,828) (2,053) (7,584) FFO (as defined by NAREIT) 37,256$ 33,282$ 106,258$ 97,746$ Straight-line rental revenue (1,719) (1,648) (4,358) (4,939) Deferred income tax (benefit) expense (1) (184) (118) (232) (57) Stock-based compensation 1,472 1,206 4,798 3,739 Non-cash amortization of deferred financing costs 592 496 1,720 1,460 Non-real estate investment depreciation 36 30 103 98 Other non-cash revenue adjustments 526 543 1,510 1,600 Adjusted Funds from Operations (AFFO) 37,979$ 33,791$ 109,799$ 99,647$ Fully diluted shares outstanding (2) 90,710,431 82,234,006 88,219,693 81,126,296 FFO per diluted share 0.41$ 0.40$ 1.20$ 1.20$ AFFO per diluted share 0.42$ 0.41$ 1.24$ 1.23$ (2) Assumes the issuance of common shares for OP units held by non-controlling interest Three Months Ended September 30, Nine Months Ended September 30, (1) Amount represents non-cash deferred income tax benefit recognized at the Kerrow Restaurant Business